SECURITIES AND EXCHANGE COMMISSION

                         Washington, D.C. 20549

                           -----------------

                                Form 8-K

                              CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF
                     THE SECURITIES EXCHANGE ACT OF 1934


    Date of Report (Date of earliest event reported):  September 17, 1998


                         TURBODYNE TECHNOLOGIES INC.
            (Exact Name of Registrant as Specified in Charter)


         Delaware                      0-21391            95-4699061
 (State or Other Jurisdiction       (Commission         (IRS Employer
      of Incorporation)             File Number)      Identification No.)


                 21700 Oxnard Street, Suite 1550, Warner Center
                            Woodland Hills, CA 91367
                    (Address of Principal Executive Offices)

                                 (800) 350-2031
                         (Registrant's Telephone Number)








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ITEM 5.  OTHER EVENTS

         Reference is made to the press release of Registrant, issued on September 17, 1998, which contains information meeting the requirements of this
Item 5, and which is incorporated herein by this reference. A copy of the press release is attached to this Form 8-K as Exhibit 99.1.


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                             SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


September 17, 1998                     TURBODYNE TECHNOLOGIES INC.



                                        By:/s/ Khal A. Kader
                                        ---------------------------
                                               Khal A. Kader
                                               Chief Financial Officer



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